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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________


                                    Form 8-K

                                  ____________


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 31, 2000
                                                         ----------------


                        CADMUS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


               Virginia                 0-12954           54-1274108
---------------------------------    -----------     ----------------------
(State or other jurisdiction of     (Commission        (I.R.S. Employer
 incorporation or organization)     File Number)     Identification Number)



1801 Bayberry Court, Suite 200, Richmond, Virginia                  23226
--------------------------------------------------                --------
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code           (804) 287-5680
                                                             --------------
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Item 5.   Other Events and Regulation FD Disclosure.

On October 31, 2000, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to first quarter financial results. Bruce V. Thomas, president and chief executive officer, and David E. Bosher, senior vice president, and chief financial officer, read the prepared remarks attached hereto as Exhibit 99.2 on a conference call with analysts, shareholders, prospective investors, and other interested parties.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Cadmus' future prospects and performance are "forward-looking statements" and, as such, are subject to risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) the effective execution of the restructuring plan and the successful integration of recent acquisitions, (2) continuing competitive pricing in the markets in which the Company competes, (3) the gain or loss of significant customers or the decrease in demand from existing customers, (4) the ability of the Company to continue to obtain improved efficiencies and lower overall production costs, (5) changes in the Company's product sales mix, (6) the performance of new management and leadership teams in the Company and its divisions, (7) the impact of industry consolidation among key customers, (8) the ability of the Company to operate profitably and effectively with higher levels of indebtedness, and (9) the ability to retain key employees and managers in light of lower-than-planned incentives and benefits. The information included in this release is representative only on the date hereof, and the Company undertakes no obligation to update any forward-looking statements made.



Item 7.  Exhibits.

       Exhibit 99.1    Press Release
       Exhibit 99.2    Prepared Remarks from Conference Call

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                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on

October 31, 2000.


                                CADMUS COMMUNICATIONS CORPORATION


                                By: /s/ Bruce V. Thomas
                                    ----------------------
                                    Bruce V. Thomas
                                    President and Chief Executive Officer

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                                 Exhibit Index


  Exhibit


99.1  Press Release
99.2  Prepared Remarks from Conference Call


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